Note 19 - Strategic Divestiture of DRTC	3 Months Ended
Jan. 31, 2026
Statement Line Items [Line Items]
Strategic divesture [text block]

19. Strategic Divestiture of DRTC:

In furtherance of the Bank’s strategic initiatives and in consideration of current U.S. regulatory requirements, management has expressed its intention to cease and/or divest of certain non-bank activities housed within DRTC, a subsidiary operating within the cybersecurity and financial technology industry, and Digital Boundary Group, Inc. and Digital Boundary Group Canada Inc. (collectively, the “Digital Boundary Group Entities”), subsidiaries of DRTC operating within the penetration testing industry. The Bank has initiated an active program to locate a buyer and complete the divestiture plan.

As of January 31, 2026, DRTC and the Digital Boundary Group Entities have not been classified as “held for sale” under IFRS 5 –Non‑current Assets Held for Sale and Discontinued Operations, as certain required criteria have not yet been fully satisfied. While management has not begun actively marketing DRTC and the Digital Boundary Group Entities for sale, these subsidiaries are also not yet available for immediate sale in their present condition, and continue to be integral to the Bank’s ongoing operations. Management will continue to monitor and evaluate the status of the planned divestiture, including the progress of the active sales program. The subsidiaries will be reclassified as “held for sale” and presented in accordance with IFRS 5 once all conditions for such classification are met.

Certain members of management hold convertible preferred shares in DRTC. In accordance with DRTC’s by‑laws, these shares will automatically convert into an aggregate 28% common share ownership stake in DRTC upon the occurrence of a change‑of‑control event.